Investments	12 Months Ended
Dec. 31, 2021
Investments
Investments in Debt Securities

13. Investments

Our investments in debt securities consist entirely of investments in highly-rated corporate bonds, with maturities ranging from three months to one year. All of these investments are classified as current assets on our consolidated statements of financial position. As of December 31, 2021, the carrying value and fair value of our investments each was $42.3 million.

All investments in debt securities have investment-grade credit quality indicators as published by Moody’s and Standard & Poor’s (S&P). As of December 31, 2021, our investments in debt securities had credit quality indicators ranging from A3 – AAA as published by Moody’s, and A- – AAA as published by S&P. Given the high-quality ratings of these investments in debt securities, we have not recorded an allowance for credit losses as of December 31, 2021.